Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2004


Portfolio:			Credit Suisse High Income Fund


Security:			AMERICAN TOWER CORP 144A

Date Purchased:			11/03/2003


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$50,000


% of Offering Purchased
by the Portfolio:		.1250%


Broker:				RBCD


Member:				CS First Boston




Portfolio:			Credit Suisse High Income Fund


Security:			TRIAD HOSPITALS INC 144A


Date Purchased:			11/06/2003


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$100,000


% of Offering Purchased
by the Portfolio:		.1667%


Broker:				MERRILL LYNCH

Member:				CS First Boston




Portfolio:			Credit Suisse High Income Fund


Security:			NORTEK INC 144A SR NOTES


Date Purchased:			11/19/2003


Price Per Share:		$67.849


Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$67,849.00


% of Offering Purchased
by the Portfolio:		.1942%


Broker:				DBC


Member:				CS First Boston




Portfolio:			Credit Suisse High Income Fund


Security:			QWEST COMMUNICATIONS INT 144A


Date Purchased:			1/30/2004


Price Per Share:		$98.2753


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$49,137.65


% of Offering Purchased
by the Portfolio:		.1000%


Broker:				BANC OF AMERICA

Member:				CS First Boston




Portfolio:			Credit Suisse High Income Fund


Security:			AES CORPORATION SR NTS

Date Purchased:			2/10/2004


Price Per Share:		$98.288


Shares Purchased
by the Portfolio *:		750


Total Principal Purchased
by the Portfolio *:		$73,716.00

% of Offering Purchased
by the Portfolio:		.1500%


Broker:				SALOMON
Member:				CS First Boston




Portfolio:			Credit Suisse High Income Fund


Security:			PHILLIPS VAN HEUSEN 144A

Date Purchased:			2/12/2004


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		400


Total Principal Purchased
by the Portfolio *:		$40,000.00


% of Offering Purchased
by the Portfolio:		.2667%


Broker:				Chase Manhattan Bank

Member:				CS First Boston





Portfolio:			Credit Suisse High Income Fund


Security:			AMF BOWLING WORLWIDE 144A


Date Purchased:			2/19/2004


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1,300


Total Principal Purchased
by the Portfolio *:		$130,000.00


% of Offering Purchased
by the Portfolio:		.8667%


Broker:				MERRILL LYNCH
Member:				CS First Boston